Leader Floating Rate Fund

Institutional Shares:	LFIFX
Investor Shares:	LFVFX

a series of Northern Lights Fund Trust

Supplement dated September 11, 2017 to the Prospectus

dated December 30, 2016

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Effective immediately, the Fund’s prospectus is hereby revised as follows:

The section entitled “Summary Section—Purchase and Sale of Fund Shares” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares: For Institutional Class shares, the minimum initial investment amount for an account is $10,000. There is no minimum for subsequent investments. For Investor Class, the minimum initial investment amount for all accounts (including IRAs) is $2,500 and the minimum subsequent investment is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

The section entitled “Minimum and Additional Investment Amounts” under “How to Purchase Shares” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Minimum and Additional Investment Amounts: For Institutional Class shares, the minimum initial investment amount for an account is $10,000. There is no minimum for subsequent investments. For Investor Class, the minimum initial investment amount for all accounts is $2,500 and the minimum subsequent investment is $100. The minimum initial investment for each share class may be waived for clients of the Advisor and accounts related to such Advisor clients. Lower minimum initial and additional investments may also be applicable if the shares are purchased through a financial intermediary or retirement account. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

Institutional Shares: Institutional Shares are sold without any initial sales charge to the following:

1)	Accounts for which the Advisor or any of its affiliates act as fiduciary, agent, investment Advisor or custodian and clients of the Advisor's affiliates.
2)	Institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees) with a minimum initial investment of $10,000 that have received authorization from the Advisor.

3)	Advisory clients of a registered investment advisor with a fee-based asset management account.
4)	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Advisor.

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This Supplement and the existing Statement of Additional Information dated December 30, 2016 provides relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1-877-327-0757.